SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2002


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)




        Connecticut                  001-13211                  06-1289928
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(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                639 Research Parkway, Meriden, Connecticut 06450
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               (Address of principal executive offices) (Zip Code)


                                 (203) 630-1942
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                Registrant's telephone number including area code


           ----------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.     Other Events.

      Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court up to the time that the Company's liquidating plan of reorganization is confirmed. The Company's unconsolidated, unaudited monthly operating report for the month ended December 31, 2001 is filed as Exhibit 99.1 hereto. Since the Company's liquidating plan of reorganization was confirmed on December 28, 2001, the Company is not required to file future monthly operating reports with the Bankruptcy Court.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)             Exhibits

            Exhibit No.                  Description
            -----------                  -----------

            99.1 Unconsolidated, Unaudited Monthly Operating Report for the month ended December 31, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 20, 2002                INFORMATION MANAGEMENT
                                   ASSOCIATES, INC.



                                   By:   /s/ Donald P. Miller
                                         ------------------------
                                         Name:  Donald P. Miller
                                         Title: President, Chief Executive
                                         Officer, Chairman, Secretary and
                                         Treasurer

                                  Exhibit Index
                                  -------------



          Exhibit No.                                Exhibit
          -----------                                -------


              99.1 Unconsolidated, Unaudited Monthly Operating Report for the month ended December 31, 2001.